UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

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[X]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under §240.14a-12

ONCOSEC MEDICAL INCORPORATED
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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[ ]	Fee paid previously with preliminary materials.
[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(4)	Date Filed:

ONCOSEC MEDICAL INCORPORATED
24 N. Main Street
Pennington, NJ 08534

To the Stockholders of OncoSec Medical Incorporated:

You are cordially invited to attend the OncoSec Medical Incorporated 2018 Annual Meeting of Stockholders on December 18, 2018, at 10:00 a.m., Eastern Time, at the offices of our legal counsel, Alston & Bird LLP, located at 90 Park Avenue, New York, New York 10016. The Notice of Annual Meeting of Stockholders and Proxy Statement, which describe the formal business to be conducted at the meeting, follow this letter. At the meeting, the stockholders will be asked to (i) elect five directors to the Company’s Board of Directors to serve until our next annual meeting of stockholders or until their respective successors are duly elected and qualified, (ii) ratify the appointment of Mayer Hoffman McCann P.C. as the Company’s independent registered public accounting firm for our fiscal year ending July 31, 2019, (iii) approve an amendment to our Articles of Incorporation to authorize the Company to issue up to 10,000,000 shares of blank check preferred stock, par value $0.001 per share, in series as determined by the Board, with such rights, privileges, preferences and limitations as the Board of Directors may, in its sole discretion, determine, (iv) approve, on an advisory basis, the compensation of the Company’s named executive officers, and (v) transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

Your vote is very important to us. Whether or not you attend the meeting personally, it is important that your shares be represented and voted at the meeting. As an alternative to voting in person at the Annual Meeting, you may vote via the internet, by telephone, or if you receive a paper proxy card in the mail, by mailing the completed proxy card. Voting by any of these methods will ensure your representation at the Annual Meeting.

The Board of Directors and management look forward to seeing you at the Annual Meeting.

Sincerely,

/s/ Daniel J. O’Connor
Daniel J. O’Connor
Chief Executive Officer and President

November 8, 2018

ONCOSEC MEDICAL INCORPORATED
24 N. Main Street
Pennington, NJ 08534
(855) 662-6732

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of OncoSec Medical Incorporated:

The 2018 Annual Meeting of Stockholders (the “Annual Meeting”) of OncoSec Medical Incorporated (the “Company,” “OncoSec,” “we,” “us” or “our”) will be held on December 18, 2018 at 10:00 a.m., Eastern Time, at the offices of our legal counsel, Alston & Bird LLP, located at 90 Park Avenue, New York, New York 10016, for the following purposes, which are further described in the accompanying proxy statement (the “Proxy Statement”):

(1) to elect five directors to the Company’s Board of Directors to serve until our next annual meeting of stockholders or until their respective successors are duly elected and qualified;

(2) to ratify the appointment of Mayer Hoffman McCann P.C. as the Company’s independent registered public accounting firm for our fiscal year ending July 31, 2019;

(3) to approve an amendment to our Articles of Incorporation to authorize the Company to issue up to 10,000,000 shares of blank check preferred stock, par value $0.001 per share, in series as determined by the Board, with such rights, privileges, preferences and limitations as the Board may, in its sole discretion, determine;

(4) to approve, on an advisory basis, the compensation of the Company’s named executive officers; and

(5) to transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

The Board of Directors recommends a vote “FOR” each of the director nominees named in the accompanying Proxy Statement and “FOR” Proposals 2, 3 and 4.

Only stockholders of record at the close of business on November 2, 2018 are entitled to receive notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. On or about November 8, 2018, we expect to send our stockholders (other than those stockholders who previously requested paper delivery) a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy materials, including the Proxy Statement and our Annual Report on Form 10-K for our fiscal year ended July 31, 2018. Whether or not you expect to attend the Annual Meeting, please vote as promptly as possible by following the instructions in the Notice of Internet Availability of Proxy Materials or the proxy card you receive in the mail.

To obtain directions to attend the Annual Meeting, please call Investors Relations at (855) 662-6732.

By order of the Board of Directors,

/s/ Daniel J. O’Connor
Daniel J. O’Connor
Chief Executive Officer and President

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 18, 2018: THE NOTICE OF THE 2018 ANNUAL MEETING OF STOCKHOLDERS, PROXY STATEMENT AND 2018 ANNUAL REPORT ON FORM 10-K ARE AVAILABLE AT WWW.PROXYVOTE.COM.

Pennington, NJ
November 8, 2018

TABLE OF CONTENTS

Page

GENERAL INFORMATION	1

QUESTIONS AND ANSWERS	2

PROPOSAL 1 ELECTION OF DIRECTORS	13

PROPOSAL 2 RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	17

PROPOSAL 3 APPROVAL OF AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO AUTHORIZE THE ISSUANCE OF UP TO 10,000,000 SHARES OF BLANK CHECK PREFERRED STOCK	19

PROPOSAL 4 APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS	21

CORPORATE GOVERNANCE	22

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	31

INFORMATION ABOUT EXECUTIVE OFFICERS	32

EXECUTIVE COMPENSATION	33

DIRECTOR COMPENSATION	40

AUDIT COMMITTEE REPORT	42

ADDITIONAL INFORMATION	43

EXHIBIT A: CERTIFICATE OF AMENDMENT TO ONCOSEC MEDICAL INCORPORATED’S ARTICLES OF INCORPORATION	A-1

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ONCOSEC MEDICAL INCORPORATED
24 N. Main Street
Pennington, NJ 08534
(855) 662-6732

PROXY STATEMENT
2018 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

This proxy statement (“Proxy Statement”) is being furnished in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors” or the “Board”) of OncoSec Medical Incorporated, a Nevada corporation (the “Company,” “OncoSec,” “we,” “us” or “our”), for use at our 2018 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on December 18, 2018, at 10:00 a.m., Eastern Time, at the offices of our legal counsel, Alston & Bird LLP, located at 90 Park Avenue, New York, New York 10016, and at any adjournments or postponements thereof. Stockholders are being asked to vote at the Annual Meeting on the following proposals: (1) the election of five directors to the Board; (2) to ratify the appointment of Mayer Hoffman McCann P.C. as the Company’s independent registered public accounting firm for our fiscal year ending July 31, 2019; (3) to approve an amendment to our Articles of Incorporation to authorize the Company to issue up to 10,000,000 shares of blank check preferred stock, par value $0.001 per share, in series as determined by the Board of Directors, with such rights, privileges, preferences and limitations as the Board may, in its sole discretion, determine; (4) to approve, on an advisory basis, the compensation of the Company’s named executive officers; and (5) such other business as may properly come before the Annual Meeting. This Proxy Statement summarizes the information you need to know in order to vote on these proposals in an informed manner.

Delivery of Proxy Materials

Pursuant to rules adopted by the Securities and Exchange Commission (“SEC”), we have elected to provide access on the internet to our proxy materials, including this Proxy Statement and our annual report for our fiscal year ended July 31, 2018 (“Fiscal Year 2018,” and such annual report, the “Annual Report”). In addition, we will mail a full set of our proxy materials for the Annual Meeting, including a proxy card, to stockholders who have previously requested paper delivery of our proxy materials. Accordingly, beginning on or about November 8, 2018, we are mailing a Notice of Internet Availability of Proxy Materials or a full set of our proxy materials, as applicable, to all of our stockholders of record and beneficial owners as of the record date for the Annual Meeting. If you receive a Notice of Internet Availability of Proxy Materials, please follow the instructions in such notice regarding how to access and review the Proxy Statement and the Annual Report on the internet and submit your proxy for the Annual Meeting. If you have elected to receive a printed copy of our proxy materials by mail, please follow the instructions set forth on the proxy card you receive by mail.

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QUESTIONS AND ANSWERS

Q:	Why did I receive an “Important Notice Regarding the Availability of Proxy Materials”?

A.	In accordance with Securities and Exchange Commission (“SEC”) rules, instead of mailing a printed copy of our proxy materials, we may send an “Important Notice Regarding the Availability of Proxy Materials” to stockholders. All stockholders will have the ability to access the proxy materials on a website referred to in the notice or to request a printed set of these materials at no charge. You will not receive a printed copy of the proxy materials unless you specifically request one from us. Instead, the notice instructs you as to how you may access and review all of the important information contained in the proxy materials via the internet and submit your vote via the internet.

Q:	When is the Annual Meeting?

A.	The Annual Meeting will be held at 10:00 a.m., Eastern Time, on December 18, 2018.

Q:	Where will the Annual Meeting be held?

A.	The Annual Meeting will be held at the offices of Alston & Bird LLP, our legal counsel, located at 90 Park Avenue, New York, New York 10016.

Q:	What is the purpose of the Annual Meeting?

A.	At the Annual Meeting, our stockholders will act upon the matters outlined in the Notice of 2018 Annual Meeting of Stockholders accompanying this proxy statement, including (i) the election of five directors, until their successors are elected and qualified, (ii) the ratification of the appointment of Mayer Hoffman McCann P.C. as our independent registered public accounting firm for the fiscal year ending July 31, 2019, (iii) the approval of an amendment to our Articles of Incorporation to authorize the Company to issue up to 10,000,000 shares of blank check preferred stock, par value $0.001 per share, in series as determined by the Board, with such rights, privileges, preferences and limitations as the Board may, in its sole discretion, determine, (iv) an advisory approval of the compensation of our named executive officers, and (v) the transaction of any other business that may properly come before the 2018 Annual Meeting or any adjournment thereof.

Q:	How many votes do I have?

A.	On each matter to be voted upon, you have one vote for each share of common stock you own as of the Record Date.

Q:	Who is entitled to vote at our Annual Meeting?

A.	Only stockholders of record at the close of business on November 2, 2018, which we refer to as the Record Date, are entitled to receive notice of the Annual Meeting and to vote the shares that they held on that date at the Annual Meeting, or any adjournment or postponement thereof. As of the close of business on the Record Date, we had [__] shares of common stock outstanding. Each share of common stock entitles its holder to one vote at the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting, including the address of and number of shares held by each stockholder of record, will be available for your inspection beginning November 8, 2018, at our offices located at 24 N. Main Street, Pennington, NJ 08534, between the hours of 10:00 a.m. and 5:00 p.m., Eastern Time, each business day.

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Stockholders of Record: Shares Registered in Your Name. If on the Record Date your shares were registered directly in your name with our transfer agent, Nevada Agency and Transfer Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to fill out and return the enclosed proxy card, to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank, Custodian or Other Nominee. If on the Record Date your shares were held in an account at a brokerage firm, bank, custodian or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank, custodian or other nominee on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, because you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker, bank, custodian or other nominee.

Q:	How do I vote?

A.	Whether you hold shares directly as the stockholder of record or indirectly as the beneficial owner of shares held for you by a broker or other nominee (i.e., in “street name”), you may direct your vote without attending the Annual Meeting. You may vote by granting a proxy or, for shares you hold in street name, by submitting voting instructions to your broker or nominee. In most instances, you will be able to do this by internet, telephone or by mail. Please refer to the summary instructions below and those included on your proxy card or, for shares you hold in street name, the voting instruction card provided by your broker or nominee.

By Internet — If you have internet access, you may authorize your proxy from any location in the world as directed in our “Important Notice Regarding the Availability of Proxy Materials.”

By Telephone — If you are calling from the United States or Canada, you may authorize your proxy by following the “By Telephone” instructions on the proxy card or, if applicable, the telephone voting instructions that may be described on the voting instruction card sent to you by your broker or nominee.

By Mail — You may authorize your proxy by signing your proxy card and mailing it in the enclosed, postage-prepaid and addressed envelope. For shares you hold in street name, you may sign the voting instruction card included by your broker or nominee and mail it in the envelope provided.

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Q:	What is a proxy?

A.	A proxy is a person you appoint to vote your shares of our common stock on your behalf. If you are unable to attend the Annual Meeting, our Board of Directors is seeking your appointment of a proxy so that your shares of our common stock may be voted. If you vote by proxy, you will be designating Daniel J. O’Connor, our President and Chief Executive Officer, and Sara M. Bonstein, our Chief Financial Officer, Chief Operating Officer and Corporate Secretary, as your proxies. Mr. O’Connor and/or Ms. Bonstein may act on your behalf and have the authority to appoint a substitute to act as your proxy.

Q:	How will my shares be voted if I vote by proxy?

A.	Your proxy will be voted according to the instructions you provide. If you complete and submit your proxy but do not otherwise provide instructions on how to vote your shares, your shares will be voted (i) “FOR” the individuals nominated to serve as members of our Board of Directors, (ii) “FOR” the ratification of Mayer Hoffman McCann P.C. as our independent registered public accounting firm for the fiscal year ending July 31, 2019, (iii) “FOR” the approval of an amendment to our Articles of Incorporation to authorize the issuance of up to 10,000,000 shares of blank check preferred stock, and (iv) “FOR” the advisory approval of the compensation of our names executive officers. Presently, our Board of Directors does not know of any other matter that may come before the Annual Meeting. However, your proxies are authorized to vote on your behalf, using their discretion, on any other business that properly comes before the Annual Meeting.

Q:	Can I change my vote after I return my proxy card?

A.	Yes. You may revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

You may send a written notice that you are revoking your proxy to our Corporate Secretary, Sara Bonstein at 24 N. Main Street Pennington, NJ 08534 (so long as we receive such notice no later than the close of business on the day before the Annual Meeting);

You may submit a later dated proxy card or voting again via the internet as described in the “Important Notice Regarding the Availability of Proxy Materials”; or

You may attend the Annual Meeting and notify the election officials at the Annual Meeting that you wish to revoke your proxy and vote in person. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

If your shares are held by your broker, bank, custodian or other nominee, you should follow the instructions provided by such broker, bank, custodian or other nominee.

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Q:	Is my vote confidential?

A.	Yes. All votes remain confidential, unless you provide otherwise.

Q:	How are votes counted?

A.	Before the Annual Meeting, our Board of Directors will appoint one or more inspectors of election for the meeting. The inspector(s) will determine the number of shares represented at the meeting, the existence of a quorum and the validity and effect of proxies. The inspector(s) will also receive, count, and tabulate ballots and votes and determine the results of the voting on each matter that comes before the Annual Meeting.

Abstentions and votes withheld, and shares represented by proxies reflecting abstentions or votes withheld, will be treated as present for purposes of determining the existence of a quorum at the Annual Meeting. They will not be considered as votes “for” or “against” any matter for which the stockholder has indicated their intention to abstain or withhold their vote. Broker or nominee non-votes, which occur when shares are held in “street name” by brokers or nominees who indicate that they do not have discretionary authority to vote on a particular matter, will not be considered as votes “for” or “against” that particular matter. Broker and nominee non-votes will be treated as present for purposes of determining the existence of a quorum, and may be entitled to vote on certain matters at the Annual Meeting.

Q:	What constitutes a quorum at the Annual Meeting?

A.	In accordance with Nevada law (the law under which we are incorporated) and our Bylaws, the presence at the Annual Meeting, by proxy or in person, of the holders of a majority of the shares of our common stock issued, outstanding, and entitled to vote on the record date constitutes a quorum, thereby permitting the stockholders to conduct business at the Annual Meeting. Abstentions, votes withheld, and broker or nominee non-votes will be included in the calculation of the number of shares considered present at the Annual Meeting for purposes of determining the existence of a quorum.

If a quorum is not present at the Annual Meeting, a majority of the stockholders present in person and by proxy may adjourn the meeting to another date. If an adjournment is for more than 30 days or a new record date is fixed for the adjourned meeting by our Board of Directors, we will provide notice of the adjourned meeting to each stockholder of record entitled to vote at the adjourned meeting. At any adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted at the originally called meeting.

Q:	What vote is required to elect each of our director-nominees?

A.	The affirmative vote of a plurality of the votes of the shares present, in person or by proxy, at the Annual Meeting is required for the election of each of the director nominees. “Plurality” means that the nominees receiving the largest number of votes up to the number of directors to be elected at the Annual Meeting will be duly elected as directors. Abstentions, votes withheld, and broker or nominee non-votes will not affect the outcome of director elections.

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Q:	What vote is required to ratify Mayer Hoffman McCann P.C. as our independent registered public accounting firm for the fiscal year ending July 31, 2019?

A.	The affirmative vote of a majority of the shares present, in person or by proxy, and entitled to vote at the Annual Meeting is required to approve the ratification Mayer Hoffman McCann P.C. as our independent registered public accounting firm for the fiscal year ending July 31, 2019. Abstentions and votes withheld will have the same effect as a negative vote. However, broker or nominee non-votes, and shares represented by proxies reflecting broker or nominee non-votes, will not have the effect of a vote against this proposal as they are not considered to be present and entitled to vote on this matter.

Q:	What vote is required to authorize our Board, in its discretion, to amend the Articles of Incorporation to authorize the Company to issue up to 10,000,000 shares of blank check preferred stock, par value $0.001 per share, in series as determined by the Board, with such rights, privileges, preferences and limitations as the Board may, in its sole discretion, determine?

A.	The affirmative vote of a majority of the common shares outstanding is required to approve the amendment to our Articles of Incorporation to authorize the Company to issue up to 10,000,000 shares of blank check preferred stock, par value $0.001 per share, in series as determined by the Board, with such rights, privileges, preferences and limitations as the Board of Directors may, in its sole discretion, determine. Abstentions and votes withheld and broker or nominee non-votes (and shares represented by proxies reflecting broker or nominee non-votes) will have the same effect as a negative vote.

Q:	What vote is required to approve the compensation of our named executive officers?

A.	The affirmative vote of a majority of the shares present, in person or by proxy, and entitled to vote at the Annual Meeting is required to approve the compensation of our named executive officers. Abstentions and votes withheld will have the same effect as a negative vote. However, broker or nominee non-votes, and shares represented by proxies reflecting broker or nominee non-votes, will not have the effect of a vote against this proposal as they are not considered to be present and entitled to vote on this matter.

Q:	What percentage of our outstanding common stock do our directors and executive officers own?

A.	As of November 2, 2018, our directors and executive officers owned, or have the right to acquire, approximately [__]% of our outstanding common stock. See the discussion under the heading “Security Ownership of Certain Beneficial Owners and Management” on page 30 for more details.

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Q:	How can I find out the results of the voting at the Annual Meeting?

A.	We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Form 8-K filed with the SEC, within four business days after the Annual Meeting.

Q:	Who was our independent public accountant for the year ended July 31, 2018? Will they be represented at the Annual Meeting?

A.	Mayer Hoffman McCann P.C. is the independent registered public accounting firm that audited our financial statements for the fiscal year ended July 31, 2018. We expect a representative of Mayer Hoffman McCann P.C. to be present at the Annual Meeting. The representative will have an opportunity to make a statement and will be available to answer your questions.

Q:	Who is paying for this proxy solicitation?

A.	We will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials and soliciting votes. If you choose to vote over the internet, you are responsible for internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. Proxies also may be solicited by employees and our directors by mail, telephone, facsimile, e-mail or in person.

Q:	How can I obtain a copy of our annual report on Form 10-K?

A.	We have filed our annual report on Form 10-K for the fiscal year ended July 31, 2018, with the SEC. The annual report on Form 10-K is also included in the Annual Report to stockholders. You may obtain, free of charge, a copy of our annual report on Form 10-K, including financial statements and exhibits, by writing to our Corporate Secretary, Sara Bonstein. Upon request, we will also furnish any exhibits to the annual report on Form 10-K as filed with the SEC.

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Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders to Be Held on December 18, 2018

The Notice of Annual Meeting of Stockholders, this Proxy Statement and the Annual Report are available at www.proxyvote.com.

You are encouraged to access and review all of the important information contained in the proxy materials before voting.

Who Can Vote; Outstanding Shares

The record date for the Annual Meeting is November 2, 2018. All holders of record of our common stock on the record date are entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof.

As of the record date for the Annual Meeting, there were [__] shares of our common stock outstanding.

Voting Information

Voting Rights

Each of our stockholders is entitled to one vote for each share of common stock held by such stockholder as of the record date for the Annual Meeting on all matters presented at the Annual Meeting.

Quorum Requirements

The presence in person or representation by proxy at the Annual Meeting (regardless of whether the proxy has authority to vote on each proposal to be voted on at the meeting) of the holders of a majority of the outstanding shares of our common stock as of the record date for the Annual Meeting will constitute a quorum. Shares represented by proxies that reflect abstentions, broker non-votes (discussed below) or withheld authority to vote on any proposal are each counted as shares that are present at the Annual Meeting for purposes of determining a quorum.

Effect of Not Providing Voting Instructions; Broker Non-Votes

If you are a stockholder of record and you submit a valid proxy that is not revoked before your shares are voted at the Annual Meeting and that does not provide voting instructions with respect to your shares, all shares represented by your proxy will be voted in accordance with the recommendation of the Board of Directors on each proposal to be presented at the Annual Meeting, as described in this Proxy Statement.

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If you hold your shares in “street name” (that is, your shares are held by a broker or other nominee on your behalf as the beneficial owner, but are not held of record in your name), it is critical that you provide voting instructions to your broker or other nominee if you want your vote to count on Proposal 1 (election of directors), Proposal 3 (approval of the amendment to our Articles of Incorporation) and Proposal 4 (approval of the compensation of the Company’s named executive officers). These proposals constitute “non-routine” matters on which a broker or other nominee is not entitled to vote shares held for a beneficial owner without receiving specific voting instructions from the beneficial owner. As a result, if you hold your shares in street name and you do not instruct your broker on how to vote on Proposals 1, 3 and 4, no vote will be cast on these proposals on your behalf and a “broker non-vote” will occur. Your broker or other nominee will, however, have discretion to vote uninstructed shares on Proposal 2 (ratification of appointment of independent registered public accounting firm), because this proposal constitutes a “routine” matter on which a broker or other nominee is entitled to vote shares held for a beneficial owner even without receiving voting instructions from the beneficial owner.

Required Votes

Each stockholder may vote for, vote against, or abstain from voting on each of the proposals to be voted on at the Annual Meeting. The vote required for approval of each proposal is as follows:

●	Proposal 1—Election of Directors: Director nominees will be elected by a plurality of the votes cast on this proposal by shares present in person or represented by proxy and entitled to vote on the election of directors at the Annual Meeting, meaning that the five nominees who receive the highest number of votes will be elected. Abstentions and broker non-votes, if any, will have no impact on the outcome of the vote on Proposal 1.

●	Proposal 2— Ratification of the Appointment of Independent Registered Public Accounting Firm: This proposal will be approved if the number of votes cast in favor of the action at the Annual Meeting exceeds the number of votes cast in opposition to the action at the Annual Meeting. Abstentions are not counted as votes cast and will have no impact on the outcome of the vote on Proposal 2.

●	Proposal 3—Approval of an Amendment to the Company’s Articles of Incorporation to Authorize the Company to Issue up to 10,000,000 Shares of Blank Check Preferred Stock, in a Series as Determined by the Board, with such Rights, Privileges, Preferences and Limitations as the Board may, in its Sole Discretion, Determine: This proposal will be approved if the majority of votes representing common shares are cast in favor of the action at the Annual Meeting. Abstentions and votes withheld and broker or nominee non-votes (and shares represented by proxies reflecting broker or nominee non-votes) will have the same effect as a negative vote.

●	Proposal 4—Advisory Approval of the Compensation of Named Executive Officers: An affirmative vote of a majority of shares present in person or represented by proxy and that are entitled to vote on such proposal at the Annual Meeting is required to approve Proposal 4. Abstentions and broker non-votes, if any, will have no impact on Proposal 4.

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Tabulation of Votes

The inspector of elections of the Annual Meeting will tabulate the votes of our stockholders. All shares entitled to vote and represented by properly submitted proxies (including those submitted via the internet, by telephone and by mail) that are received before the voting deadlines described under “How to Cast or Revoke Your Vote—Voting Deadlines” below and are not revoked or superseded will be voted at the Annual Meeting in accordance with the instructions indicated on the proxies. If such a properly submitted and unrevoked proxy does not provide voting instructions on a proposal, then the shares represented by the proxy will be voted on the proposal at the Annual Meeting by the proxy holders named in the proxy in accordance with the recommendations of our Board as described in this Proxy Statement. If the Annual Meeting is adjourned or postponed, properly submitted and unrevoked proxies will remain effective and will be voted at the adjourned or postponed Annual Meeting, and stockholders will retain the right to change or revoke any such proxy until it is actually voted at the adjourned or postponed Annual Meeting.

How to Cast or Revoke Your Vote

You may vote by attending the Annual Meeting and voting in person, or you may vote by submitting a proxy. If you desire to attend the Annual Meeting and vote in person, please see the important information under “Attending the Annual Meeting” below.

Stockholders of Record

You are a stockholder of record if your shares are registered directly in your name with Nevada Agency and Transfer Company, our transfer agent. If you were a stockholder of record at the close of business on the record date for the Annual Meeting, you may vote by submitting your proxy via the internet, by telephone or through the mail. To vote via the internet, follow the instructions in the Notice of Internet Availability of Proxy Materials or go to the internet address stated on your proxy card. To vote by telephone, call the number stated on your proxy card. If you have received a proxy card in the mail and wish to vote by mail, simply mark your proxy card, date and sign it, and return it in the postage-prepaid envelope. If you have received a proxy card in the mail and wish to vote by mail, simply mark your proxy card, date and sign it, and return it in the postage-prepaid envelope. If you do not have the postage-prepaid envelope, please mail your completed proxy card to the following address: OncoSec Medical Incorporated, c/o Proxy Services, 51 Mercedes Way, Edgewood, New York 11717. If you receive only the Notice of Internet Availability of Proxy Materials and would like to vote by mail, follow the procedures described in such notice to request a paper proxy card to submit your vote by mail.

As a stockholder of record, you are entitled to revoke your proxy at any time before it is voted at the Annual Meeting. A proxy may be revoked by submitting a later-dated vote in person at the Annual Meeting, via the internet, by telephone or by mail, or by delivering to us a written notice of revocation. A later-dated proxy may be submitted by any of the voting methods described above, and a written notice of revocation may be sent to OncoSec Medical Incorporated, 24 N. Main Street, Pennington, NJ 08534, or hand-delivered to our Secretary at or before the voting at the Annual Meeting.

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Beneficial Owners

You are a beneficial owner of shares held in street name if your shares are held by a broker or other nominee and not in your name. As a beneficial owner, you have the right to direct your broker or other nominee on how to vote the shares held in your account as of the record date for the Annual Meeting. You should receive voting instructions from the broker or other nominee that holds your shares, and you should follow these instructions in order to direct your broker or other nominee on how to vote your shares. The availability of various voting methods for beneficial owners, including voting via the internet, by telephone or by mail, will depend on the voting processes of each broker or other nominee. If you are a beneficial owner of shares held in street name, you may vote your shares in person at the Annual Meeting only if you obtain a legal proxy from the broker or other nominee holding your shares that gives you the right to vote the shares.

Beneficial owners of shares are held in street name should follow the instructions provided by their broker or other nominee regarding how to revoke a previously submitted proxy.

Voting Deadlines

The internet and telephone voting facilities will close at 11:59 p.m., Eastern Time, on December 17, 2018, the day before the Annual Meeting. Stockholders who submit a proxy via the internet should be aware that they may incur costs to access the internet, such as usage charges from telephone companies or internet service providers, and that these costs must be borne by such stockholders. Stockholders who submit a proxy via the internet or by telephone need not return a proxy card or the form provided by your broker or other nominee.

YOUR VOTE IS VERY IMPORTANT.

We recommend that you promptly submit your proxy, even if you plan to attend the Annual Meeting in person.

Attending the Annual Meeting

All stockholders that owned our common stock at the close of business on the record date for the Annual Meeting, or their duly appointed proxies, may attend the Annual Meeting. If you choose to attend the Annual Meeting in person, you may be asked to present valid picture identification, such as a driver’s license or passport. Additionally, if you are a beneficial owner of shares held in street name, you must bring to the Annual Meeting a copy of a brokerage statement reflecting your ownership of our common stock as of the record date, so that we may identify you as a stockholder of our Company.

Submitting your vote prior to the Annual Meeting will not affect your right to vote at the Annual Meeting if you decide to attend; however, your attendance at the Annual Meeting after having submitted a valid proxy will not in and of itself constitute a revocation of your proxy. In order to revoke a previously submitted proxy at the Annual Meeting, you should give oral notice of your intention to vote in person to the inspector of elections of the Annual Meeting and submit a completed ballot at the Annual Meeting reflecting your new vote.

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Proxy Solicitation Costs

The accompanying proxy is solicited on behalf of the Board. We will pay for the cost of preparing, assembling, printing and mailing the proxy materials for the Annual Meeting to our stockholders, as well as the cost of soliciting proxies for the Annual Meeting. We may request brokers and other nominees holding shares in their names that are beneficially owned by others to solicit proxies for the Annual Meeting from these beneficial owners, and we will reimburse these brokers and other nominees for their reasonable out-of-pocket expenses regarding these solicitations. Our directors, officers and other employees may supplement the original solicitation of proxies through the use of the mail, by telephone, facsimile, e-mail or personal solicitation. We will pay no additional compensation to our directors, officers and other employees for these activities. We have not engaged employees for the specific purpose of soliciting proxies or a proxy solicitation firm to assist us in soliciting proxies, but we may elect to engage and pay the cost of such employees or such a proxy solicitation firm at any time.

Householding

The SEC has adopted rules that allow a company to deliver a single set of proxy materials, including a Notice of Internet Availability of Proxy Materials and/or a complete copy of the proxy statement, annual report and proxy card, to multiple stockholders who share the same address, unless contrary instructions have been received from a stockholder. This method of delivery, known as “householding,” permits companies to realize cost savings, reduces the amount of duplicate information stockholders receive and reduces the environmental impact of printing and mailing these materials to stockholders. We have adopted householding for the Annual Meeting, and as a result, stockholders sharing an address will receive only one copy of our proxy materials. Upon our receipt of a written or oral request, we will deliver promptly, at no charge, a separate copy of the proxy materials for the Annual Meeting to any stockholder at a shared address to which we have delivered a single copy of these materials. In addition, stockholders who share an address and receive a single copy of our proxy materials for the Annual Meeting may submit a request to receive multiple copies of these materials for future annual meetings of our stockholders, and stockholders who share an address and receive multiple copies of our proxy materials for the Annual Meeting may request to receive a single copy of these materials for our future annual meetings of stockholders. Any such requests should be directed to us by writing to 24 N. Main Street, Pennington, NJ 08534, Attn: Secretary, or by calling 855-662-6732.

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PROPOSAL 1
ELECTION OF DIRECTORS

General

At the Annual Meeting, stockholders will be asked to elect five directors to serve until our next annual meeting of stockholders and until their respective successors are elected and qualified. Each of the nominees is currently a director on the Board and, except for Mr. Gregory Mayes, was elected or re-elected by our stockholders at our 2017 annual meeting of stockholders. Mr. Mayes was appointed as a director in January 2018.

There is no arrangement or understanding between any nominee and any other person or persons pursuant to which any nominee was or is to be selected as a director or director nominee of the Company. There are no family relationships between any of the director nominees named below or our executive officers, except that Punit Dhillon, a director, is the nephew of Dr. Avtar Dhillon, our Chairman of the Board.

Director Nominees

The Nominating and Corporate Governance Committee of our Board has recommended, and our Board has nominated each of the nominees named below for election as our directors at the Annual Meeting. Each nominee has consented to being named in this Proxy Statement as a director nominee and has agreed to serve as a director if elected.

If any nominee becomes unavailable to serve as director, it is intended that votes will be cast, pursuant to properly submitted proxies, for such substitute nominee(s) as the Board may select.

The information below sets forth the principal occupation or employment and principal business of the employer, if any, of each director nominee, as well as his position(s) and tenure with the Company, age, other directorships and other business experience and qualifications. In addition, the information below describes each nominee’s specific experience, qualifications, attributes and skills that led our Board and Nominating and Corporate Governance Committee to nominate these nominees for re-election as directors. The Board and Nominating and Corporate Governance Committee believe these nominees collectively provide a diverse range of perspectives and business acumen to fully engage each other and management in addressing the Company’s needs.

Name	Position with the Company	Age as of Annual Meeting	Director Since
Dr. Avtar Dhillon	Chairman of the Board	57	March 2011
Dr. James DeMesa	Director	61	February 2011
Daniel J. O’Connor	President, Chief Executive Officer and Director	54	September 2017
Punit S. Dhillon	Director	38	March 2011
Gregory Mayes	Director	50	January 2018

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Dr. Avtar Dhillon has served as the Chairman of our Board since March 2011. Dr. Dhillon has held various leadership roles at Inovio Pharmaceuticals, Inc. (formerly Inovio Biomedical Corporation) (NASDAQ: INO), a DNA vaccine development company, since October 2001, including President and Chief Executive Officer from October 2001 to June 2009, President and Chairman from June 2009 until October 2009, Executive Chairman from October 2009 until August 2011, and Non-Executive Chairman since August 2011. Prior to joining Inovio, Dr. Dhillon was vice president and lead fund manager of MDS Capital Corp. (now Lumira Capital Corp.), a leading healthcare venture capital organization. In July 1989, Dr. Dhillon started a medical clinic and subsequently practiced family medicine for over 12 years.

From March 1997 to July 1998, Dr. Dhillon served as a consultant to Cardiome Pharma Corp. (NASDAQ: CRME), a biotechnology company, and provided advice regarding financings, establishing a clinical development strategy, and procuring a new management team. Dr. Dhillon was a founding board member of Protox Therapeutics, Inc. (TSX-V: SHS) (now Sophiris Bio Inc.), a publicly traded specialty pharmaceutical company and maintained his board position until November 2010. Dr. Dhillon was a member of the Board of Directors of BC Advantage Funds, a venture capital corporation in British Columbia, from 2004 to January 2015. Dr. Dhillon currently serves as Executive Chairman of Emerald Health Therapeutics, Inc. (TSXV: EMH), a medical cannabis company, and Chairman of Vitality Biopharma, Inc. (OTCQB: VBIO) and Nemus Bioscience, Inc. (OTCQB: NMUS), biotechnology companies engaged in pharmaceutical development of cannabinoid prodrugs. Dr. Dhillon holds a Bachelor of Science with honours in Human Physiology and an M.D. from the University of British Columbia.

Dr. Dhillon plays a key role on our Board because of his extensive experience with several early-stage healthcare-focused companies, including his instrumental role in successfully turning around struggling companies and serving as an active and influential member in the biotechnology community. Dr. Dhillon’s business and management experience, as well as his familiarity with the Company’s business and strategies garnered through his tenure as a director, are the primary qualifications the Board considered in nominating him as a director of the Company.

Dr. James M. DeMesa has served on our Board since February 2011. Dr. DeMesa is currently CEO of Emerald Health Pharmaceuticals Inc., a pharmaceutical development company, and a director of Induce Biologics, a regenerative medicine company. In 2008, Dr. DeMesa retired from his role as President, Chief Executive Officer and a director of Migenix Inc., a publicly traded biotechnology company. From 1997 to 2001, he was President, Chief Executive Officer and a director of GenSci Regeneration Sciences Inc., (now part of Integra LifeSciences, NASD: IART), a publicly-traded biotechnology company. From 1992 to 1997, Dr. DeMesa was Vice President, Medical and Regulatory Affairs at Biodynamics International, Inc. (now part of RTI Surgical, NASD: RTIX), a surgical implant company, and from 1989 to 1992 he was Vice President, Medical and Regulatory Affairs of Bentley Pharmaceuticals (now part of Teva Pharmaceuticals), a multinational pharmaceutical company. Dr. DeMesa is a co-founder of CommGeniX, a medical communications company, and MedXcel, a medical education company. Dr. DeMesa was formerly a practicing physician until 1989. Dr. DeMesa attended the University of South Florida where he received his B.A. (Chemistry), M.D., and M.B.A. degrees and completed his medical residency at the University of North Carolina. He is the author of two books and speaks regularly to companies and organizations throughout North America.

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Dr. DeMesa has served as a senior executive with several international pharmaceutical and biotech companies, and provides the Board with extensive experience in the areas of corporate management, regulatory affairs and pre-clinical and clinical pharmaceutical product development. Dr. DeMesa also contributes expertise based on his professional training and experience as a medical doctor. This experience and expertise are the primary qualifications the Board considered in nominating him as a director of the Company.

Daniel J. O’Connor, J.D. has served on our Board since September 2017, was appointed as our Chief Executive Officer in November 2017, and our President in May 2018. Most recently, Mr. O’Connor served as President, Chief Executive Officer, Director at Advaxis, Inc., a cancer immunotherapy company, from 2013 to 2017. Prior to that, Mr. O’Connor was Senior Vice President and General Counsel for Bracco Diagnostics, a diagnostic imaging company, from 2008 until 2012; Senior Vice President, General Counsel and Secretary for ImClone Systems, a biopharmaceutical company, from 2002 until 2008; and General Counsel at PharmaNet (formerly inVentiv Clinical Health, today Syneos Health), a clinical research organization, from 1998 until 2001.

Mr. O’Connor is a 1995 graduate of the Pennsylvania State University’s Dickinson School of Law in Carlisle, Pennsylvania and currently serves as a Trusted Advisor to its Dean. He graduated from the United States Marines Corps Officer Candidate School in 1988 and was commissioned as an officer in the U.S. Marines, attaining the rank of Captain while serving in Saudi Arabia during Operation Desert Shield. Mr. O’Connor is currently the Vice Chairman of the Board of the Trustees of BioNJ. In October 2017, Mr. O’Connor was appointed to the New Jersey Biotechnology Task Force by Governor Christie, and he was formerly a New Jersey criminal prosecutor in Somerset County.

Mr. O’Connor has extensive experience leading companies in capital-raising transactions, mergers and acquisitions and establishing partnerships with leaders in the pharmaceutical industry. In addition, his experience with biotechnology companies has provided him with expertise in the clinical development, launch and commercialization of drug candidates. This experience and expertise are the primary qualifications the Board considered in nominating him as a director of the Company.

Punit S. Dhillon has served on our Board of Directors since March 2011. Mr. Dhillon formerly served as our President and Chief Executive Officer, having been appointed to both positions in March 2011. Mr. Dhillon voluntarily resigned from his position as Chief Executive Officer in November 2017, and from his position as President in May 2018. Prior to joining OncoSec, Mr. Dhillon was the Vice President of Finance and Operations at Inovio Pharmaceuticals, Inc. (formerly Inovio Biomedical Corporation), a DNA vaccine development company, from September 2003 until March 2011.

Mr. Dhillon is also currently a director of Emerald Health Therapeutics, Inc. (TSXV: EMH) and Emerald Health Sciences, Inc., Nemus Bioscience (OTCQX: NMUS), and Arch Therapeutics, Inc. (OTCQX: ARCH). Mr. Dhillon is an active member in his community and is a co-founder and director of Young Entrepreneurship Leadership Launchpad (YELL), a not-for-profit and charitable organization based in Canada and BeCancerPositive.org, an online community that highlights stories from cancer patients around the globe. Mr. Dhillon has a Bachelor of Arts with honors in Political Science and a minor in Business Administration from Simon Fraser University.

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Mr. Dhillon has extensive experience leading companies in capital-raising transactions, corporate finance, business and management integration, intellectual property in licensing and out-licensing, business development, strategy implementation, mergers and acquisitions and collaborations with academic and other institutions. In addition, his background and experience has provided him with expertise in pre-clinical and clinical development of different drug candidates for diseases. This business and management experience, as well as his in-depth knowledge of our business, operations and strategies gained from his former position as our President and Chief Executive Officer, are the primary qualifications that the Board considered in nominating him as a director of the Company.

Gregory Mayes was appointed to our Board of Directors in January 2018. Mr. Mayes currently serves as the President, Chief Executive Officer, Founder and a member of the Board of Directors of Engage Therapeutics, Inc., a privately held specialty pharmaceutical company, and has served in this capacity since January 2017. From 2013 to 2016, Mr. Mayes served as Executive Vice President and Chief Operating Officer of Advaxis, Inc., a publicly traded biotechnology company focused on developing immuno-oncology therapies for patients with hard-to-treat cancers. Mr. Mayes also served as a member of the Board of Directors of Advaxis, Inc. from March 2016 to April 2017. Prior to joining Advaxis, Inc., Mr. Mayes served as Executive Vice President of Dendreon, a leading pioneer in the field of immuno-oncology research and development. From 2010 to 2012, Mr. Mayes was the President and General Counsel of Unigene Laboratories, Inc. where he primarily led out-licensing efforts for the company’s novel oral peptide drug delivery platform. From 2004 to 2010, Mr. Mayes served as Vice President, General Counsel and Chief Compliance Officer at ImClone Systems Corporation, a wholly owned subsidiary of Eli Lilly & Company. Mr. Mayes has also served as senior counsel at AstraZeneca Pharmaceuticals and practiced law at Morgan Lewis LLP. He earned his B.S. degree from Syracuse University and a J.D. degree from the Temple University School of Law.

The Board of Directors recommends that you vote “FOR” the election of each of the named director nominees.

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PROPOSAL 2
RATIFICATION OF THE APPOINTMENT OF OUR
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General

The Audit Committee has re-appointed Mayer Hoffman McCann P.C. (“MHM”) as our independent registered public accounting firm for our fiscal year ending July 31, 2019. MHM has served as the Company’s independent registered public accounting firm since May 2011. In re-appointing MHM, the Audit Committee considered MHM’s independence with respect to the services to be performed by it, as well as other factors the Audit Committee and the Board considered relevant.

At the Annual Meeting, stockholders will be asked to ratify the appointment of MHM as the Company’s independent registered public accounting firm for our current fiscal year. Stockholder ratification of the appointment of MHM is not required by our bylaws or otherwise. However, the Board of Directors, at the direction of the Audit Committee, is submitting the appointment of MHM to our stockholders for ratification as a matter of good corporate practice. If our stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain the firm. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

Representatives of MHM are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions. MHM has advised the Company that MHM leases substantially all of its personnel, who work under the control of MHM’s shareholders, from wholly-owned subsidiaries of CBIZ, Inc., in an alternative practice structure. Accordingly, substantially all of the hours expended on MHM’s engagement to audit the Company’s financial statements for its most recently completed fiscal year were attributed to work performed by persons other than MHM’s full-time, permanent employees.

Independent Registered Public Accounting Firm Fees and Services

The following table presents the aggregate fees billed to the Company for professional services rendered by MHM in Fiscal Year 2018 and our fiscal year ended July 31, 2017 (“Fiscal Year 2017”):

	Fiscal Year
	2018	2017

Audit Fees(1)	$233,188	$176,550
Audit Related Fees(2)	–	–
Tax Fees (3)	–	–
All Other Fees (4)	–	–
Total	$233,188	$176,550

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(1)	Audit Fees consist of fees for professional services rendered by MHM for the audit of our annual consolidated financial statements and review of our interim consolidated financial statements included in our quarterly reports on Form 10-Q, as well as audit services that are normally provided in connection with other statutory and regulatory filings, including consents related to registration statements on Forms S-3 and S-8, and prospectus supplement review or comfort letter preparation related thereto.

(2)	Audit-Related Fees consist of fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported as Audit Fees. No such fees were billed by MHM for these services during the periods presented.

(3)	Tax Fees consist of fees for professional services rendered for tax compliance, tax advice and tax planning. No such fees were billed by MHM for these services during the periods presented.

(4)	All Other Fees consist of fees billed for all products and services provided that are not included in (1), (2) and (3) above. No such fees were billed by MHM for any such services during the periods presented.

Pre-Approval Policies and Procedures

Our Audit Committee’s charter requires this Committee to pre-approve all audit and permissible non-audit services to be performed for the Company by our independent registered public accounting firm, as well as the fees and terms for these services, subject to certain exceptions for “de minimis” amounts as permitted by applicable SEC rules. In considering such services and fees for approval, the Audit Committee considers whether the provision of the services and the payment of the related fees are compatible with maintaining the independence of our independent registered public accounting firm.

All of the fees and services provided by MHM described in the table above were authorized and approved by the Audit Committee in compliance with these pre-approval policies and procedures.

The Board of Directors recommends that you vote “FOR” the ratification of the appointment of Mayer Hoffman McCann P.C. as our independent registered public accounting firm.

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PROPOSAL 3
APPROVAL OF AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO AUTHORIZE THE ISSUANCE OF UP TO 10,000,000 SHARES OF BLANK CHECK PREFERRED STOCK

General

Our Board has approved, subject to stockholder approval, an amendment to our Articles of Incorporation to authorize the issuance of 10,000,000 shares of blank check Preferred Stock (the “Blank Check Preferred Amendment”).

If the Blank Check Preferred Amendment is approved by our stockholders, we intend to file the Blank Check Preferred Amendment with the Secretary of State of Nevada, substantially in the form of Appendix A hereto, with the Secretary of State of Nevada as soon as practicable following the approval.

Outstanding Shares and Purpose of the Proposal

Our Articles of Incorporation currently do not authorize us to issue preferred stock.

Upon filing with the Nevada Secretary of State, the Blank Check Preferred Amendment will authorize the issuance of up to 10,000,000 shares of preferred stock, $0.001 par value. The Board of Directors will be authorized to fix the designations, rights, preferences, powers and limitations of each series of the preferred stock.

The term “blank check” preferred stock refers to stock which gives the Board of Directors of a corporation the flexibility to create one or more series of preferred stock, from time to time, and to determine the relative rights, preferences, powers and limitations of each series, including, without limitation: (i) the number of shares in each series, (ii) whether a series will bear dividends and whether dividends will be cumulative, (iii) the dividend rate and the dates of dividend payments, (iv) liquidation preferences and prices, (v) terms of redemption, including timing, rates and prices, (vi) conversion rights, (vii) any sinking fund requirements, (viii) any restrictions on the issuance of additional shares of any class or series, (ix) any voting rights and (x) any other relative, participating, optional or other special rights, preferences, powers, qualifications, limitations or restrictions. Any issuances of preferred stock by the Company will need to be approved by the Board of Directors.

Effects of Blank Check Preferred Amendment on Current Stockholders

The shares of preferred stock to be authorized pursuant to the Blank Check Preferred Amendment could be issued, at the discretion of the Board, for any proper corporate purpose, without further action by the stockholders other than as may be required by applicable law. The Company does not currently have any plan or proposal to issue any shares of preferred stock. Existing stockholders do not have preemptive rights with respect to future issuance of preferred stock by the Company and their interest in the Company could be diluted by such issuance with respect to earnings per share, voting, liquidation rights and book and market value.

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The Board of Directors will have the power to issue the shares of preferred stock in one or more classes or series with such preferences and voting rights as the Board of Directors may fix in the resolution providing for the issuance of such shares. The issuance of shares of preferred stock could affect the relative rights of the Company’s shares of common stock. Depending upon the exact terms, limitations and relative rights and preferences, if any, of the shares of preferred stock as determined by the Board of Directors at the time of issuance, the holders of shares of preferred stock may be entitled to a higher dividend rate than that paid on the common stock, a prior claim on funds available for the payment of dividends, a fixed preferential payment in the event of liquidation and dissolution of the Company, redemption rights, rights to convert their shares of preferred stock into shares of common stock, and voting rights which would tend to dilute the voting control of the Company by the holders of shares of common stock. Depending on the particular terms of any series of the preferred stock, holders thereof may have significant voting rights and the right to representation on the Company’s Board of Directors. In addition, the approval of the holders of shares of preferred stock, voting as a class or as a series, may be required for the taking of certain corporate actions, such as mergers.

The issuance of shares of preferred stock may have the effect of discouraging or thwarting persons seeking to take control of the Company through a tender offer, proxy fight or otherwise or seeking to bring about removal of incumbent management or a corporate transaction such as a merger. For example, the issuance of shares of preferred stock in a public or private sale, merger or in a similar transaction may, depending on the terms of the series of preferred stock dilute the interest of a party seeking to take over the Company. Further, the authorized preferred stock could be used by the Board of Directors for adoption of a stockholder rights plan or “poison pill.”

The Blank Check Preferred Amendment was not proposed in response to, or for the purpose of deterring, any current effort by a hostile bidder to obtain control of the Company or as an anti-takeover measure. It should be noted that any action taken by the Company to discourage an attempt to acquire control of the Company might result in stockholders not being able to participate in any possible premiums which might be obtained in the absence of anti-takeover provisions. Any transaction which may be so discouraged or avoided could be a transaction that the Company’s stockholders might consider to be in their best interests. However, the Board of Directors has a fiduciary duty to act in the best interests of the Company’s stockholders at all times.

The Board of Directors recommends that you vote “FOR” approval of the amendment to our Articles of Incorporation to provide the Board of Directors with the ability to issue 10,000,000 shares of blank check preferred stock.

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PROPOSAL 4

APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF THE

COMPANY’S NAMED EXECUTIVE OFFICERS

General

The Board is providing shareholders with the opportunity to cast an advisory vote on the compensation of the Company’s named executive officers. This proposal, commonly known as a “Say on Pay” proposal, gives shareholders the opportunity to endorse or not endorse our executive compensation program and related policies and practices as they relate to the compensation of our named executive officers. The say on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or our Board of Directors. Our Board of Directors and our Compensation Committee value the opinions of our shareholders and to the extent there is any significant vote against the named executive officer compensation as disclosed in this Proxy Statement, we will consider our shareholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

The Company’s executive compensation program is designed to implement the objective of competitive pay that aligns management’s interests with the interests of shareholders and with the Company’s annual and long-term performance. The Board believes the Company’s executive compensation program uses appropriate structures and sound practices that are effective in achieving our Company milestones.

The Board of Directors recommends that you vote “FOR” approval, on an advisory basis, of the compensation of the Company’s named executive officers.

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CORPORATE GOVERNANCE

Role of the Board

The primary functions and responsibilities of the Board are to oversee management’s operation of the business and affairs of the Company, the determination of our objectives and strategies, and the management of our risks. The functions of the Board are carried out by the full Board and, when delegated, by our Board committees, and each director is a full and equal participant in the major strategic and policy decisions of the Company. The Board has adopted Corporate Governance Guidelines to assist the Board and its committees in performing their duties and serving the best interests of the Company and its stockholders. These Corporate Governance Guidelines are available on our website, located at www.oncosec.com, on the Governance page under the Investors tab.

Director Independence

The Company’s common stock is listed on the NASDAQ Capital Market. The rules of NASDAQ require that a majority of the Company’s directors be “independent directors,” as defined by NASDAQ rules. In addition, NASDAQ rules require that, subject to specified exceptions, each member of a company’s audit, compensation and nominating committee be independent. Audit committee and compensation committee members must also satisfy enhanced independence criteria under certain SEC rules and corresponding NASDAQ rules.

Based upon information requested from and provided by each director concerning his background, employment and affiliations, our Board has determined that Dr. Dhillon, Dr. DeMesa and Mr. Mayes, constituting three of the five directors standing for re-election at the Annual Meeting, are independent directors within the meaning of applicable NASDAQ rules. Our Board has also determined that each person serving currently or at any time in Fiscal Year 2018 as a member of the Audit Committee, Compensation Committee or Nominating and Corporate Governance Committee meets all independence and financial expertise requirements under NASDAQ and SEC rules applicable to each such committee, including the enhanced independence requirements applicable to the Audit Committee and the Compensation Committee. In making these determinations, the current and prior relationships of each director with our Company and all other facts and circumstances deemed relevant were considered, including their beneficial ownership of our capital stock and any related party relationships involving our Company and any such director, as described under “Certain Relationships and Related Party Transactions” below. The Board has determined that Punit Dhillon and Daniel J. O’Connor are not independent directors as of the date of this Proxy Statement because of their respective past and present roles as our Chief Executive Officer and President.

Board Leadership Structure

Under our Corporate Governance Guidelines, the Board has the flexibility to decide whether the roles of Chief Executive Officer and Chairman of the Board should be separated or combined. The Board has determined that it is currently in the best interest of the Company and our stockholders for the roles of Chief Executive Officer and Chairman of the Board to be separated in recognition of the differences between these two roles and to permit the individual serving in each role to focus on different aspects of our business.

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For example, our Chief Executive Officer is responsible for setting our strategic direction and managing our day-to-day leadership, operations and performance, while the Chairman of the Board focuses on organizing Board activities and maintaining effective working relationships with senior management and among Board members to enable the Board to provide guidance to and oversight (including risk oversight) and accountability of management, provide the Chief Executive Officer ongoing direction regarding Board needs, interests and opinions, and ensure Board agendas are appropriately directed toward the Company’s most significant matters. Dr. Avtar Dhillon has served as Chairman of the Board since March 2011, and Mr. Daniel J. O’Connor has served as our Chief Executive Officer since November 2017. Mr. O’Connor also serves as a member of our Board of Directors.

The Board periodically reviews the Board’s leadership structure to determine whether it continues to best serve the Company and its stockholders. As a result, the Board may determine in the future that these interests are best served by selecting one person to occupy both the Chief Executive Officer and Chairman of the Board roles.

Board Meetings and Director Attendance at Stockholder Meetings

Our Board met 4 times in Fiscal Year 2018, and each director attended 100% of the meetings of the Board and of the Board committees on which he served during that period.

We expect that our directors will attend our annual meetings of stockholders. All of our directors who served the Company at the time of our 2017 annual meeting of stockholders attended the meeting.

Board Committees

The Board has established the following standing committees: the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee. The Board may also create additional, temporary committees from time to time, including committees relating to financings, strategic transactions or other significant corporate matters. The Board has adopted a written charter for each of the Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee, current copies of which are available on our website, located at www.oncosec.com, on the Governance page under the Investors tab.

The members of each of the Board’s committees from August 1, 2017, the beginning of Fiscal Year 2018, through October 23, 2018 are set forth in the following tables:

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Committee Membership Throughout Fiscal Year 2018

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Dr. Avtar Dhillon	X	Chair	X
Dr. James DeMesa	X	X	Chair
Dr. Anthony Maida (1)	Chair	–	X
Punit S. Dhillon	–	–	–
Dr. Annalisa Jenkins (2)	X	X (3)	X
Daniel J. O’Connor (2)(4)	X	X	X

Committee Membership After End of Fiscal Year 2018

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Dr. Avtar Dhillon	X	Chair	X
Dr. James DeMesa	X	X	Chair
Daniel O’Connor (2)(4)	–	–	–
Punit S. Dhillon	–	–	–
Gregory T. Mayes	Chair	X	X

(1)	Dr. Maida ceased service on all Board committees upon the end of his term as a director at the commencement of the 2017 Annual Meeting.

(2)	Except as otherwise noted, Dr. Jenkins and Mr. O’Connor were first appointed to the Board committees reflected in this table upon their appointments as directors in September 2017. Dr. Jenkins resigned from the Company’s Board in January 2018.

(3)	Dr. Jenkins was first appointed to the Compensation Committee upon Mr. O’Connor’s removal from such committee in connection with his appointment as the Company’s Chief Executive Officer in November 2017.

(4)	Mr. O’Connor ceased service on all Board committees upon his appointment as the Company’s Chief Executive Officer in November 2017.

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Audit Committee

The primary functions of the Audit Committee are, among other things: overseeing our accounting and financial reporting processes and the audits of our financial statements and internal control over financial reporting; reviewing the policies and procedures adopted by the Company to fulfill its responsibilities regarding the fair and accurate presentation of financial statements; appointing, retaining and overseeing the work of our independent registered public accounting firm; reviewing and discussing reports from our independent registered public accounting firm regarding critical accounting policies and practices, alternative treatments of financial information and any material written communications between such firm and management; reviewing and discussing with management and our independent registered public accounting firm the Company’s financial statements and financial disclosures prior to the filing thereof in any report filed with the SEC; taking appropriate action to oversee and ensure the independence of our independent registered public accounting firm; and establishing procedures for the confidential and anonymous submission by our employees of concerns regarding questionable accounting or auditing matters. The Audit Committee met 4 times in Fiscal 2018.

The Board has determined that Mr. Mayes is an “audit committee financial expert,” as defined by applicable SEC rules, and that each member of the Audit Committee has sufficient knowledge in reading and understanding the Company’s financial statements to serve on such committee.

Compensation Committee

The primary functions of the Compensation Committee are, among other things: reviewing and approving compensation programs and arrangements applicable to our officers; determining the objectives of our executive officer compensation programs, including reviewing and establishing goals and objectives relevant to Chief Executive Officer compensation, and determining the extent to which they are achieved and any related compensation earned; administering our incentive compensation and equity-based plans; reviewing management’s risk assessment regarding the compensation policies and practices of the Company and taking steps to provide that such policies and practices do not encourage unnecessary or excessive risk-taking; and reviewing and approving director compensation and benefits. The Compensation Committee met 4 times in Fiscal Year 2018.

While certain members of senior management, including primarily our Chief Executive Officer, present their views regarding attainment of business objectives and recommended compensation, the Compensation Committee performs its own independent analysis and makes final determinations regarding compensation related matters. Our Chief Executive Officer is not present during the Compensation Committee’s or the Board’s voting or deliberations regarding his own compensation. The Compensation Committee is not authorized to delegate its authority without the authorization of the Board, but has, with the Board’s authorization, delegated to our Chief Executive Officer and our Chairman of the Board the authority to jointly approve grants of equity awards of 100,000 shares or less.

The Compensation Committee’s charter gives the Compensation Committee the authority to, without any approval of the Board or management, engage and compensate compensation consultants and other advisors as it deems necessary or desirable to carry out its duties, including its evaluation of director or executive officer compensation. Pursuant to its charter and in accordance with applicable NASDAQ and SEC rules, the Compensation Committee would assess the independence of any compensation consultant, including the existence of any conflicts of interest, prior to any engagement.

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In Fiscal Year 2018, the Compensation Committee engaged Marsh & McLennan Agency (“Marsh”), an independent compensation consultant, to review and evaluate all elements of our executive compensation program. Based on their evaluation, Marsh concluded executive compensation generally was below market median. The input from Marsh may be considered by the Compensation Committee in making future compensation decisions.

Nominating and Corporate Governance Committee

The primary functions of the Nominating and Corporate Governance Committee are, among other things: assisting in the identification of nominees for election to our Board, consistent with qualifications and criteria approved by the Board; determining the composition of the Board and its committees; recommending to the Board the director nominees for the annual meeting of stockholders; establishing and monitoring a process of assessing the Board’s effectiveness; developing and overseeing a set of corporate governance guidelines and procedures; and overseeing the evaluation of the Board and the Company’s management. The Nominating and Corporate Governance Committee met 4 times in Fiscal Year 2018.

Nomination of Directors

Our Nominating and Corporate Governance Committee is responsible for identifying and evaluating individuals qualified to become directors and recommending these candidates to our Board for nomination or appointment.

Director Qualifications

In considering potential new directors, the Nominating and Corporate Governance Committee may review individuals from various disciplines and backgrounds. Among the qualifications to be considered in the selection of candidates are broad experience in business, finance or administration; familiarity with the Company’s industry; and prominence and reputation. Since prominence and reputation in a particular profession or field of endeavor are what brings most persons to the Board’s attention, there is further consideration of whether the individual has the time available to devote to the work of the Board on one or more of its committees. To this end, our Corporate Governance Guidelines provide that no director is to hold more than four directorships of publicly traded companies, and no member of our Audit Committee is to sit on the Audit Committee of more than two other publicly traded companies. The Nominating and Corporate Governance Committee also reviews the activities and associations of each candidate to ensure there is no legal impediment, conflict of interest or other consideration that might hinder or prevent service on the Board. With respect to the nomination of continuing directors for re-election, an individual’s past contributions to the Board are also considered.

Other than the foregoing, there are no stated minimum criteria for director nominees and the Nominating and Corporate Governance Committee may also consider these factors and any such other factors as it deems appropriate and in the best interests of the Company and our stockholders. The Nominating and Corporate Governance Committee does, however, recognize that under applicable regulatory requirements at least one member of the Board should meet the criteria for an “audit committee financial expert” as defined by SEC rules, at least a majority of the members of the Board must be independent directors under NASDAQ rules or the standards of any other applicable self-regulatory organization, and the members of certain of our Board committees must satisfy enhanced independence criteria under applicable NASDAQ and SEC rules. Further, although the Company does not have a formal diversity policy, the Nominating and Corporate Governance Committee seeks to assemble a Board that brings to the Company a variety of perspectives, skills, expertise, and sound business understanding and judgment, derived from a broad range of business, professional, governmental, finance, community and industry experience.

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Identification and Evaluation of Director Nominees

The Nominating and Corporate Governance Committee utilizes a variety of methods for identifying and evaluating nominees for director. Potential director candidates may come to the attention of the Nominating and Corporate Governance Committee through current members of the Board, executive officers, professional search firms, stockholders or others. These candidates are evaluated at regular or special meetings of the Nominating and Corporate Governance Committee, and may be considered at any point during the year. The Nominating and Corporate Governance Committee recommends the director nominees to our Board for approval for election at each annual meeting of stockholders. Under our bylaws, any director appointed by our Board is subject to re-election by our stockholders at our next annual meeting of stockholders.

Stockholder Recommendations of Director Candidates

Pursuant to its charter, our Nominating and Corporate Governance Committee is responsible for considering director candidates recommended by our stockholders. As a result, our Nominating and Corporate Governance Committee considers and evaluates director candidates that are properly submitted by our stockholders in the same manner as other prospective director candidates. Any such submission should be made in writing to the Company at 24 N. Main Street, Pennington, NJ 08534, Attn: Secretary, and should include the name, address and a current resume of the proposed director candidate, a statement describing the candidate’s qualifications and consent to serve on our Board if selected as a director nominee, and contact information for personal and professional references. The submission should also include the name and address of the stockholder who is submitting the proposed director candidate, the number of shares of our common stock that are owned of record or beneficially by the submitting stockholder and a description of all arrangements or understandings between the submitting stockholder and the candidate. Any stockholder-proposed candidate that is selected by our Nominating and Corporate Governance Committee would be recommended by this committee as a director nominee to the Board, which would then consider and evaluate the candidate in the same manner and based on the same criteria and qualifications as other prospective director candidates. If approved by the Board, the individual would be appointed as a director to a vacant seat on the Board or included in the Board’s slate of recommended director nominees for election at our next annual meeting of stockholders.

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Stockholder Nominations of Directors

Our bylaws provide that any stockholder who is entitled to vote at an annual meeting of our stockholders and who complies with the applicable notice requirements set forth in our bylaws may nominate persons for election to our Board at the annual meeting. A stockholder desiring to nominate a director to our Board must do so in a written notice delivered to or received by the Company at 24 N. Main Street, Pennington, NJ 08534, Attn: Secretary, within a specified time period before the annual meeting of stockholders at which the proposed director candidate is to be up for election. See “Stockholder Director Nominations and Other Proposals for 2018 Annual Meeting of Stockholders” below for more information, including specific information about these time periods in connection with our next annual meeting of stockholders. The stockholder’s notice must include, among other things as specified in our bylaws: certain personal identification information about the stockholder and its director nominee(s); the principal occupation or employment of the director nominee(s); the class and number of shares of the Company that are beneficially owned by the stockholder and its director nominee(s); and any other information relating to the director nominee(s) that is required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14A under the Exchange Act. A stockholder who complies with the notice requirements set forth in our bylaws will be permitted to present the director nominee at the applicable annual meeting of stockholders, but will not be entitled to have the nominee included in our proxy statement for the annual meeting, unless an applicable rule of the SEC requires that we include the director nominee in our proxy statement.

Board Role in Risk Oversight

Risk is inherent in every business. We face a number of risks, including business, operational, strategic, research and development, financial and legal and regulatory risks. In general, our management is responsible for the day-to-day management of the risks we face, while our Board, as a whole and through its committees, is responsible for the oversight of risk management. The Board performs its risk oversight function as a whole, as well as through its committee structure.

The involvement of the full Board in setting our business strategy and objectives is integral to the Board’s assessment of our risks, as well as determining appropriate levels of risk and how best to manage risk. In its risk oversight role, the Board receives regular reports and/or presentations from applicable members of management and from the committees of the Board regarding areas of significant risk, assesses these risks in the context of our business and individual transactions or arrangements, and addresses any risk issues with management throughout the year as necessary.

While our Board of Directors has ultimate oversight responsibility for the risk management process, the Board delegates responsibility for certain aspects of risk management oversight to its committees. In particular:

●	The Audit Committee is responsible for reviewing our policies with respect to risk assessment and risk management generally, and also oversees management of risks relating to our financial reporting and accounting policies and related controls and processes, as well as any related party or conflict-of-interest transactions;

●	The Compensation Committee oversees management of risks relating to our compensation practices and policies, including creating compensation policies and practices that do not encourage unnecessary or excessive risk-taking; and

●	The Nominating and Corporate Governance Committee oversees management of risks relating to the composition of the Board, including the independence of our directors, and our processes and procedures for maintaining good corporate governance practices and ethical conduct and behaviors.

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We believe our Board’s regular review and analysis of our risks and risk management policies, the separation of the roles of Chairman of the Board and Chief Executive Officer, and the role of our Board committees in the Board’s performance of its risk oversight function, provide appropriate independent oversight of our risk management practices, policies and procedures.

Communications with the Board

Any stockholder who desires to contact our Board or any member(s) of our Board may do so by writing to: Board of Directors, c/o Secretary, OncoSec Medical Incorporated, 24 N. Main Street, Pennington, NJ 08534. Copies of any such written communications received by the Secretary will be provided to our full Board or any identified member(s), unless they are considered, in the reasonable judgment of the Secretary, to be improper for submission to the intended recipient(s).

Code of Business Conduct and Ethics

The Board has adopted a Code of Business Conduct and Ethics that applies to all of our directors, officers and employees, including our principal executive officer and principal financial and accounting officer. The Code of Business Conduct and Ethics is available for review on our website at www.oncosec.com, on the Governance page under the Investors tab, and is also available in print, without charge, to any stockholder who requests a copy by writing to us at OncoSec Medical Incorporated, 24 N. Main Street, Pennington, NJ 08534, Attention: Investor Relations. We intend to post on our website any amendments to certain provisions of our Code of Business Conduct and Ethics or any waivers of any such provisions applicable to any director or principal executive, financial or accounting officer or persons performing similar functions, to the extent required by applicable NASDAQ or SEC rules.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our officers, directors and persons who beneficially own more than 10% of our common stock to file reports of securities ownership and changes in such ownership with the SEC. Applicable SEC rules also require that copies of these filings be furnished to us. To our knowledge, based solely on our review of copies of such reports or written representations from persons subject to Section 16(a), we believe that during Fiscal Year 2018, all Section 16(a) reporting requirements applicable to our directors, executive officers and 10% stockholders were completed in a timely manner, except for three Form 4’s by Punit Dhillon, two Form 4’s related to one transaction and one Form 4 related to 18 transactions, one Form 4 related to 13 transactions by Avtar Dhillon, one Form 4 related to two transactions by Daniel O’Connor, and one Form 4 related to one transaction by Gregory Mayes.

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Certain Relationships and Related Party Transactions

Related Party Transactions

Except as described below and except for employment arrangements and compensation for Board service, which are described under “Executive Compensation” below, since August 1, 2016, there has not been, nor is there currently proposed, any transaction in which we are or were a participant, the amount involved exceeds the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years, and any of our directors, executive officers, holders of more than 5% of our common stock or any immediate family member of any of the foregoing had or will have a direct or indirect material interest.

We have entered into indemnification agreements with each of our directors and executive officers. In general, these indemnification agreements require the Company to indemnify a director to the fullest extent permitted by law against liabilities that may arise by reason of his service for the Company.

Policies and Procedures for Review and Approval of Related Party Transactions

Pursuant to its charter and in accordance with applicable NASDAQ rules, our Audit Committee has the responsibility to review and approve in advance any transactions with a related party. In addition, our Code of Business Conduct and Ethics addresses conflicts of interest, and requires that the existence of any actual or potential conflict be disclosed to the Chairman of the Audit Committee to enable the committee’s full review of the potential conflict. The Audit Committee intends to approve only those related party or conflict of interest transactions that are considered to be in the best interests of the Company and our stockholders. In considering whether to approve any such transaction, the Audit Committee considers such factors as it deems appropriate, and generally focuses on whether the terms of the transaction are at least as favorable to us as terms we would receive on an arm’s-length basis from an unaffiliated third party and whether any such transaction might impair the independence of a director or present a conflict of interest for a director or executive officer.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND

MANAGEMENT

The table below sets forth certain information regarding the beneficial ownership of our common stock of (i) each person who, to our knowledge, owns more than 5% of our common stock as of October 23, 2018, (ii) each of our directors and named executive officers (consisting of the persons described under “Executive Compensation” below), and (iii) all of our current directors and executive officers as a group. Unless otherwise indicated in the footnotes to the table below, the address of each person named in the table is: c/o OncoSec Medical Incorporated, 24 N. Main Street, Pennington, NJ 08534.

Beneficial ownership is determined and calculated in accordance with applicable SEC rules, and generally includes sole or shared voting and/or investment power with respect to securities. These rules provide that shares of our common stock subject to options, warrants, restricted stock units or other rights that are currently exercisable or subject to vesting within 60 days after October 23, 2018 are deemed to be beneficially owned and outstanding for purposes of computing the share and percentage ownership of the person holding such options, warrants, restricted stock units or other rights, but are not deemed outstanding for computing the percentage ownership of any other person.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (No. of Shares)	Percentage Beneficially Owned (%)(1)
Directors and Named Executive Officers
Dr. Avtar Dhillon (2)	1,085,108	1.81
Dr. James DeMesa (3)	180,668	*
Daniel J. O’Connor (4)	1,923,958	3.15
Punit S. Dhillon (5)	1,337,285	2.22
Richard B. Slansky (6)	355,256	*
Sara Bonstein	200,673	*
Gregory T. Mayes (7)	91,667	*
All directors, nominees and current executive officers as a group (7 persons) (8)	5,174,615	8.17
5% Stockholders
Alpha Holdings, Inc. (9)	5,333,333	9.00

* Less than 1%.

(1)	Based on 59,233,496 shares of our common stock issued and outstanding as of October 23, 2018. Except as otherwise indicated, we believe the beneficial owners of our common stock listed in this table, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

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(2)	Includes 589,583 shares of common stock issuable upon exercise of options currently exercisable or exercisable within 60 days after October 23, 2018.

(3)	Includes 168,167 shares of common stock issuable upon exercise of options currently exercisable or exercisable within 60 days after October 23, 2018.

(4)	Includes 1,907,291 shares of common stock issuable upon exercise of options currently exercisable or exercisable within 60 days after October 23, 2018.

(5)	Includes (i) 1,250 shares of common stock held of record by Four Front Investments, of which Mr. Dhillon is a shareholder and managing partner, (ii) 30,351 shares of common stock held of record by Mr. Dhillon’s spouse, (iii) 9,000 shares of common stock held in a living trust and (iv) 1,114,583 shares of common stock issuable upon exercise of options currently exercisable or exercisable within 60 days after October 23, 2018.

(6)	Includes 237,240 shares of common stock issuable upon exercise of options currently exercisable or exercisable within 60 days after October 23, 2018. Mr. Slansky is no longer with the Company.

(7)	Includes 91,667 shares of common stock issuable upon exercise of options currently exercisable or exercisable within 60 days after October 23, 2018.

(8)	Includes 4,108,531 shares of common stock issuable upon exercise of options currently exercisable or exercisable within 60 days after October 23, 2018.

(9)	Based solely upon a Schedule 13D filed on October 17, 2018 by Alpha Holdings, Inc. (“Alpha”). Alpha beneficially owns 5,333,333 shares of our common stock and has sole dispositive power as to 5,333,333 shares of our common stock. The address of Alpha is Smilegate Tower, 8th Floor, Pangyo-ro 344, Bundang-gu, Seongnam-si, Gyeonggi-do, South Korea.

INFORMATION ABOUT EXECUTIVE OFFICERS

Set forth below is certain information regarding the current executive officers of the Company, including biographical summaries for each of our executive officers who are not also members of our Board.

Name	Position(s) with the Company	Age as of the Annual Meeting	Officer Since
Daniel J. O’Connor	Chief Executive Officer and President	54	November 2017
Sara M. Bonstein	Chief Financial Officer and Chief Operating Officer	38	July 2018

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Please see page 15 for Mr. O’Connor’s biography.

Sara M. Bonstein was appointed our Chief Financial Officer and Chief Operating Officer in July 2018. Mr. Bonstein brings more than 15 years of operational and financial leadership in the life sciences industry with Advaxis, Inc., Eli Lilly & Company, ImClone Systems, and Johnson and Johnson.

Ms. Bonstein has extensive experience in leading biotech companies. Prior to joining OncoSec, Ms. Bonstein served as the Chief Financial Officer, Secretary, Treasurer and Executive Vice President at Advaxis, Inc., where she raised approximately $300 million in the capital marketplace and licensing deals. Ms. Bonstein established strong financial controls and streamlined business operations, was responsible for the overall leadership and management of its operations, including corporate finance, investor relations, business development, IT, facilities, legal and human resources. While at Eli Lilly & Company, Ms. Bonstein was a Six Sigma Champion and Black Belt. Prior to her Six Sigma role, Ms. Bonstein was the Director of Finance where she led all budget and forecast activities for preclinical, clinical and manufacturing research and development. Prior to joining ImClone, Ms. Bonstein was a financial analyst at Johnson & Johnson.

In 2016, NJBiz named Ms. Bonstein CFO of the Year – Healthcare Organization and Forty under 40. Ms. Bonstein is a 2004 graduate of Johnson & Johnson’s Financial Leadership Development Program. She holds a BS in Finance from The College of New Jersey and an M.B.A. from Rider University.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the total compensation awarded to, earned by or paid to those individuals who served as our executive officers during Fiscal Year 2018, including those no longer serving as executive officers as of the end of Fiscal Year 2018.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(2)	Nonequity Incentive Plan Compensation(3)	All Other Compensation (4)	Total ($)
Punit Dhillon	2018	334,520	342,580	328,000	687,500	–	982,295	2,674,895
Former President and Chief Executive Officer (5)	2017	428,249	–	201,000	171,985	–		801,145
Richard Slansky	2018	300,000	120,000	–	180,000	–	315,014	915,014
Former Chief Financial Officer (6)	2017	299,616	–	134,000	86,869	–	–	520,485
Daniel J. O’Connor	2018	283,078	70,136	–	3,819,000	–	19,369	4,191,583
President and Chief Executive Officer (7)	–	–	–	–	–	–	–	–
Sara Bonstein	2018	6,731	75,000	837,500	–			919,231
Chief Financial Officer and Chief Operating Officer (8)	–	–	–	–	–	–	–	–

(1)	Reflects discretionary cash bonuses approved by the Compensation Committee on November 4, 2017 and March 8, 2018 and a sign on bonus awarded on July 16, 2018.

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(2)	Amounts represent the aggregate grant date fair value of stock and option awards granted during each period, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“FASB Topic 718”). For a description of the assumptions and methodologies used to calculate these amounts, see Note 7—Stock-Based Compensation to our consolidated financial statements included in the Annual Report filed with the SEC on December 19, 2018.

(3)	Amounts reflects annual performance-based incentive awards.

(4)	Amounts include for Mr. Dhillon: severance pay ($967,470), group term life insurance, contributions to health savings account, 401(k) company match and tax preparation; for Mr. Slansky: severance pay ($300,000), group term life insurance, contributions to health savings account and 401(k) company match; and for Mr. O’Connor: health insurance, group term life insurance and board of director fees (prior to his appointment as CEO).

(5)	Mr. Dhillon voluntarily resigned from his position as Chief Executive Officer effective as of November 7, 2017, and from his position as President, effective as of May 2, 2018. Mr. Dhillon currently serves as a director. See “Executive Officer Changes in Fiscal 2018” below.

(6)	Mr. Slansky stepped down from his position as Chief Financial Officer effective as of July 16, 2018, but remained employed by the Company until August 1, 2018.

(7)	Mr. O’Connor was appointed as the Company’s Chief Executive Officer effective as of November 7, 2017, and was appointed as the Company’s President effective as of May 2, 2018.

(8)	Ms. Bonstein was appointed Chief Financial Officer and Chief Operating Officer effective as of July 16, 2018.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth information regarding equity awards held by the named executive officers as of July 31, 2018:

	Option Awards(1)						Stock Awards(2)
Name	Number of Securities Underlying Unexercised Options, Exercisable (#)		Number of Securities Underlying Unexercised Options, Not Exercisable (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)
Punit S. Dhillon	100,000	(4)	—		2.02	3/4/2026	—	—
	314,583	(5)	—		1.29	12/14/2026	—	—
	150,000	(6)	—		1.34	3/29/2027	—	—
	250,000	(7)	—		1.32	11/04/2027	—	—
	300,000	(8)	—		1.64	2/08/2028	—	—

Richard B. Slansky	50,000	(4)	10,000	(4)	2.02	10/30/2018	—	—
	72,656	(5)	39,844	(5)	1.29	10/30/2018	—	—
	43,750	(6)	31,250	(6)	1.34	10/30/2018	—	—
	41,667	(7)	58,333	(7)	1.32	10/30/2018	—	—
	29,167	(9)	70,833	(9)	1.47	10/30/2018	—	—

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	Option Awards(1)						Stock Awards(2)
Name	Number of Securities Underlying Unexercised Options, Exercisable (#)		Number of Securities Underlying Unexercised Options, Not Exercisable (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(3)
Daniel J. O’Connor	83,333	(10)	16,667	(10)	1.08	9/07/2027	—		—
	250,000	(11)	750,000	(11)	1.25	11/07/2027	—		—
	1,000,000	(12)	—		1.25	11/07/2027	—		—
	250,000	(13)	250,000	(13)	1.25	11/07/2027	—		—
	72,917	(14)	177,083	(14)	1.47	5/03/2028	—		—

Sara Bonstein	—		—		—	—	273,437	(15)	339,062

(1)	Except as otherwise noted, all option awards reflect stock options granted under the 2011 Plan that vest as follows: 25% of the shares subject to the award vested on the date of grant and 1/36th of the remaining 75% of the shares subject to the award will vest on each of the 36 monthly anniversaries of the date of grant, subject to continuing service by the named executive officer on each vesting date. Additionally, the stock options may vest immediately upon a corporate transaction or change in control, as defined in the 2011 Plan.

(2)	Except as otherwise noted, all stock awards reflect restricted stock units granted under the 2011 Plan that vest in full on the three-year anniversary of the date of grant. Additionally, the restricted stock units may vest immediately upon a corporate transaction or change in control, as defined in the 2011 Plan.

(3)	Determined by multiplying the unvested portion of the stock awards by $1.24, the closing price of our common stock on July 31, 2018.

(4)	Represents an option award granted on March 4, 2016.

(5)	Represents an option award granted on December 14, 2016.

(6)	Represents an option award granted on March 29, 2017.

(7)	Represents an option award granted on November 4, 2017.

(8)	Represents an option award granted on February 8, 2018.

(9)	Represents an option award granted on May 3, 2018.

(10)	Represents an option award granted on September 7, 2017.

(11)	Represents an option award granted outside of the 2011 Plan on January 12, 2018. The options vest over a two-year period from the date of grant.

(12)	Represents an option award granted outside of the 2011 Plan on January 12, 2018. The options fully vested on the date of grant.

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(13)	Represents an option award granted outside of the 2011 Plan on January 12, 2018. 250,000 options vested on the date of the Company’s achievement of 100% enrollment in the first cohort of its PISCES/KEYNOTE-695 study and 250,000 option vest in one installment on the one-year anniversary of the date of achievement of such enrollment.

(14)	Represents an option award granted on May 3, 2018.

(15)	Represents a restricted stock unit award granted outside of the 2011 Plan on July 16, 2018.

Compensation Matters

Executive Officer Changes and Related Employment Agreements

Effective November 7, 2017, (i) Mr. Dhillon voluntarily resigned as our Chief Executive Officer, but continued to serve as our President and as a director on our Board, and (ii) Mr. O’Connor, one of our existing directors, was appointed as our Chief Executive Officer. In connection with these appointments, we entered into executive employment agreements with Mr. Dhillon, for his continued role as our President, and Mr. O’Connor, for his new role as our Chief Executive Officer.

Effective May 2, 2018, the Board of Directors determined to consolidate the roles of Chief Executive Officer and President, with Mr. O’Connor serving as both. Mr. Dhillon stepped down as our President, but remained as a director on our Board. The Company and Mr. Dhillon entered into a separation agreement that triggered severance benefits under his employment agreement.

A description of Mr. O’Connor’s employment agreement is set forth under “Employment Agreements” below.

Financial Officer Changes and Related Employment Agreements

Effective July 16, 2018, (i) Mr. Slansky stepped down as our Chief Financial Officer, and (ii) Ms. Bonstein, was appointed as our Chief Financial and Operations Officer. In connection with this appointment, we entered into an executive employment agreement with of Ms. Bonstein for her new role as our Chief Financial and Operations Officer. A description of Ms. Bonstein’s agreement is set forth under “Employment Agreements” below.

Cash Bonuses

On November 7, 2017, the Compensation Committee approved discretionary cash bonus awards to certain of our employees and consultants, including our named executive officers, as follows: (i) Mr. Dhillon received a cash bonus of $171,380; (ii) Mr. Slansky received a cash bonus of $90,000.

On March 8, 2018, the Compensation Committee approved discretionary cash bonus awards to certain of our employees and consultants, including our named executive officers, as follows: (i) Mr. Dhillon received a cash bonus of $171,200; (ii) Mr. Slansky received a cash bonus of $30,000 and (iii) Mr. O’Connor received a cash bonus of $70,136.

On July 16, 2018, Ms. Bonstein was given a cash sign-on bonus in the amount of $75,000. If Ms. Bonstein is terminated for cause or if Ms. Bonstein terminates her employment other than for good reason within 12 months after the commencement date of her employment, Ms. Bonstein will be required to repay the sign-on bonus to the Company.

Equity Awards

The named executive officers received grants of equity award in Fiscal Year 2018 as described below.

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Daniel J. O’Connor

On September 7, 2017, Mr. O’Connor was granted 100,000 stock options. The stock options vest in 12 equal monthly installments, with the first 1/12th of such shares vesting on the first monthly anniversary of the date of grant.

On November 7, the Compensation Committee approved the grant of 2,500,000 stock options to Mr. O’Connor, contingent on stockholder approval. 1,000,000 of the options vested on approval of the options by the Company’s stockholders on January 12, 2018, 1,000,000 of the options vest in equal monthly installments over 24 months following the grant date, and 500,000 vest based on achievement of a performance condition relating to successful enrollment of a clinical trial.

On May 3, 2018, Mr. O’Connor was granted 250,000 stock options. 25% of the stock options were vested on the grant date, and the remaining 75% vest in 36 equal monthly increments, beginning on the first monthly anniversary of the grant date.

Punit S. Dhillon

On November 4, 2017, the Compensation Committee approved the grant of 250,000 stock options to Mr. Dhillon, contingent of stockholder approval of an amendment to the 2011 Plan to increase the available shares. 25% of the options vested on stockholder approval of the amendment to the 2011 Plan on January 12, 2018, and the remaining 75% vest in 36 equal monthly increments, beginning on the first monthly anniversary of the grant date.

On February 8, 2018, Mr. Dhillon was granted 300,000 stock options and 200,000 restricted stock units. 25% of the stock options vested on the grant date, and the remaining 75% to vest in 36 equal monthly increments, beginning on the first monthly anniversary of the grant date. The restricted stock units vest in 12 equal monthly increments, with the first 1/12th vesting on the first monthly anniversary of the grant date.

Richard B. Slansky

On November 4, 2017, the Compensation Committee approved the grant of 100,000 stock options to Mr. Slansky, contingent of stockholder approval of an amendment to the 2011 Plan to increase the available shares. 25% of the options vested on stockholder approval of the amendment to the 2011 Plan on January 12, 2018, and the remaining 75% vest in 36 equal monthly increments, beginning on the first monthly anniversary of the grant date.

On May 3, 2018, Mr. Slansky was granted 100,000 stock options. 25% of the stock options were vested on the grant date of May 3, 2018, and the remaining 75% vest in 36 equal monthly increments, beginning on the first monthly anniversary of the grant date.

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Sara Bonstein

On July 16, 2018, Ms. Bonstein was granted 625,000 restricted stock units. 312,500 of the RSUs vested on July 16, 2018, and the remaining 312,500 RSUs vest in equal quarterly installments over the two years following the grant date.

Employment Agreements

The following provides descriptions of the employment agreements currently in effect for each of our named executive officers.

Daniel J. O’Connor

On November 7, 2017, we entered into an executive employment agreement with Mr. O’Connor, our Chief Executive Officer. The employment agreement provides for the following, among other things:

●	An initial term of three years, subject to certain provisions for automatic renewals thereafter;

●	An initial annual base salary of $400,000 in cash; provided that, subject to certain conditions as described in Mr. O’Connor’s employment agreement, Mr. O’Connor may elect on an annual basis to receive all or a portion of such salary in the form of shares of our common stock;

●	As a one-time grant in connection with his appointment as Chief Executive Officer, an appointment stock option award to purchase up to 2,000,000 shares of our common stock, which is subject to vesting over the 24 months following the date of grant;

●	A performance stock option award to purchase up to 500,000 shares of our common stock, which is subject to vesting as to 250,000 of such shares on the date of achievement of 100% enrollment in the first cohort in the PISCES study and as to the remaining 250,000 of such shares in one installment on the one-year anniversary of the date of achievement of such enrollment;

●	Eligibility to receive an annual performance-based bonus, payable in cash or shares of our common stock at the our election, in a target amount of 50% of Mr. O’Connor’s then-current annual base salary;

●	Eligibility to receive additional equity awards at the discretion of the Board or a committee thereof;

●	If Mr. O’Connor is terminated other than for cause, if we fail to renew the O’Connor Employment Agreement after the end of the initial term, or if Mr. O’Connor terminates his employment with us for good cause, then he will be entitled to receive severance compensation of (i) if such termination occurs at least six months but less than 12 months after the commencement date of his employment, cash payments equal to 1/2 of Mr. O’Connor’s then-current annual base salary and annual performance-based bonus plus six months’ of medical and dental COBRA premiums; (ii) if such termination occurs at least 12 months but less than 24 months after the commencement date of his employment, cash payments equal to Mr. O’Connor’s then-current annual base salary and annual performance-based bonus plus 12 months’ of medical and dental COBRA premiums; or (iii) if such termination occurs at least 24 months after the commencement date of his employment, cash payments equal to twice the amount of Mr. O’Connor’s then-current annual base salary and annual performance-based bonus plus 24 months’ of medical and dental COBRA premiums;

●	Certain additional benefits, including reimbursement of certain income tax return preparation fees and other benefits customarily made available to our other senior employees.

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Sara Bonstein

●	Effective July 16, 2018, we entered into an employment agreement with Sara Bonstein, our Chief Financial and Operations Officer. The employment agreement provides for the following, among other things:

●	An initial term of three years, subject to certain provisions for automatic renewals thereafter;

●	An initial annual base salary of $350,000, provided that, subject to certain conditions, Ms. Bonstein may elect on an annual basis to receive all or a portion of such salary in the form of shares of the Company’s common stock;

●	A cash sign-on bonus in the amount of $75,000. If Ms. Bonstein is terminated for cause or if Ms. Bonstein terminates her employment other than for good reason within 12 months after the commencement date of her employment, Ms. Bonstein will be required to repay the sign-on bonus to the Company;

●	A one-time inducement grant of 625,000 restricted stock units convertible into shares of the Company’s common stock. The units vest as follows: 312,500 units vested on July 16, 2018, and the remaining 312,500 units vest in equal quarterly installments over the 24 months following the date of grant;

●	Eligibility to receive an annual performance-based bonus, payable in cash or shares of the Company’s common stock at the Company’s election, in a target amount of 40% of Ms. Bonstein’s then-current annual base salary;

●	Eligibility to receive additional equity awards at the discretion of the Board or a committee thereof.

●	If Ms. Bonstein is terminated other than for cause or if Ms. Bonstein terminates her employment with the Company for good reason, then she will be entitled to receive severance compensation from the Company of (i) if such termination occurs at least six months but less than 12 months after the commencement date of her employment, cash payments equal to ½ of Ms. Bonstein’s then-current annual base salary and annual performance-based bonus plus six months’ of medical and dental COBRA premiums; and (ii) if such termination occurs at least 12 months after the commencement date of her employment, cash payments equal to Ms. Bonstein’s then-current annual base salary and annual performance-based bonus plus 12 months’ of medical, vision, and dental COBRA premiums.

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Other Elements of Compensation

Health and Welfare Plans

Our executive officers are eligible to participate in our employee benefit plans, including our health and welfare plans, on the same basis as our other employees.

401(k) Plan

We currently maintain a defined contribution savings plan pursuant to Section 401(k) of the Code. The plan is for the benefit of all qualifying employees, including our executive officers, and permits voluntary contributions by employees of up to 100% of eligible compensation, subject to maximum limits imposed by the Internal Revenue Service. The terms of the plan allow for discretionary employer contributions, and we currently match 100% of each employee’s contributions, up to a maximum of 3% of such employee’s annual compensation.

DIRECTOR COMPENSATION

Director Compensation Policy

The Board determines the form and amount of director compensation after its review of recommendations made by the Compensation Committee. Under our director compensation policy, our directors are compensated as follows:

●	Directors who are also employees of our Company do not receive any separate compensation for their service as directors, except that all directors receive reimbursement for reasonable out-of-pocket expenses incurred in attending Board or Board committee meetings or otherwise in connection with performance of their duties as directors;

●	All non-employee directors receive annual cash compensation of $50,000 for services as a director, including services on all committees of the Board except as described below; and

●	The Chairman of the Board receives additional annual cash compensation of $120,000 for services in such capacity.

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Director Compensation Table

The following table provides information about the compensation of our non-employee directors for Fiscal Year 2018:

	No. of Shares Subject to Eligible Stock Options Exchanged
Name(1)	Fees Earned or Paid in Cash ($)	Option Awards ($)(2)(3)	Total ($)
Dr. Avtar Dhillon	170,000	371,000	541,000
Dr. Anthony Maida	37,500	-	37,500
Dr. James DeMesa	50,000	53,000	103,000
Annalisa M. Jenkins	20,833	62,000	82,833
Gregory T. Mayes	27,717	127,000	154,717

(1)	As of July 31, 2018, the number of shares subject to all outstanding option awards and stock awards held by our non-employee directors were as follows:

Director	Number of Shares Subject to Option Awards	Number of Shares Subject to Stock Awards
Dr. Avtar Dhillon	647,916	-
Dr. James DeMesa	176,500	-
Gregory T. Mayes	100,000	-

(2)	Amounts represent the aggregate grant date fair value of option awards granted during each period, computed in accordance with FASB Topic 718. For a description of the assumptions and methodologies used to calculate these amounts, see Note 7—Stock-Based Compensation to our consolidated financial statements included in the Annual Report filed with the SEC on December 19, 2018.

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AUDIT COMMITTEE REPORT

Management of the Company is responsible for preparing OncoSec’s financial statements, as well as for OncoSec’s financial reporting processes, accounting principles and internal controls. Mayer Hoffman McCann P.C., or MHM, the Company’s independent registered public accounting firm, is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), including expressing an opinion on our financial statements and our internal control over financial reporting, in each case, when required. The Audit Committee is responsible for providing independent, objective oversight of these processes and functions on behalf of the Board.

In fulfilling its responsibilities, the Audit Committee has reviewed and discussed with management and MHM the Company’s audited consolidated financial statements included in the Annual Report. The Audit Committee has also discussed with MHM the matters required to be discussed by Auditing Standards No. 16, Communications with Audit Committees. In addition, the Audit Committee has received the written disclosures and the letter from MHM required by the applicable requirements of the Public Company Accounting Oversight Board (United States) regarding MHM’s communications with the Audit Committee concerning independence, and has discussed with MHM its independence.

Based on the Audit Committee’s reviews and discussions referred to above, the Audit Committee recommended to the Board that the Company’s audited consolidated financial statements be included in the Annual Report.

November 8, 2018

THE AUDIT COMMITTEE:

Gregory Mayes, Chairman

James DeMesa

Avtar Dhillon

This Audit Committee Report shall not be deemed to be “filed” with the SEC or subject to Regulation 14A or 14C under the Exchange Act other than as provided by applicable SEC rules, or to the liabilities of Section 18 of the Exchange Act except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act or the Exchange Act.

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ADDITIONAL INFORMATION

Householding of Annual Meeting Materials

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement and Annual Report may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you contact us at: 24 N. Main Street, Pennington, NJ 08534, Attn: Sara Bonstein. You may also contact us at (855) 662-6732, or access our Annual Report and proxy statement on our website, located at www.oncosec.com.

If you want to receive separate copies of the proxy statement and annual report in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address or phone number.

Stockholder Director Nominations and Other Proposals for Our Next Annual Meeting of Stockholders

The submission deadline for stockholder proposals to be included in our proxy materials for our next annual meeting of stockholders after the Annual Meeting pursuant to Rule 14a-8 under the Exchange Act is July 31, 2019. We suggest that stockholders submit any stockholder proposal by certified mail, return receipt requested. All such proposals must be in writing and sent to our Secretary at the address of our principal executive offices, and must otherwise comply with Rule 14a-8 in all respects.

In addition, under our bylaws, director nominees and other proposals may be presented at an annual meeting of stockholders only by or at the direction of the Board or by a stockholder who has given us timely written notice of the nomination or proposal. To be timely for our 2019 annual meeting of stockholders, (i) in the case of a stockholder seeking inclusion of a proposal (but not a director nominee) in our proxy materials, the stockholder’s notice must be delivered to or mailed and received by our Secretary at the address of our principal executive offices not less than 120 days or more than 180 days prior to the first anniversary date of the date on which the Company first mailed its proxy materials for the 2018 Annual Meeting. Therefore, OncoSec must receive notice of a stockholder proposal no sooner than May 6, 2019 and no later than July 5, 2019. A stockholder’s notice must set forth, as to each director nominee or other proposal the stockholder proposes to bring before the meeting, all of the information required by our bylaws. Stockholders may obtain more information about these notice requirements by referencing a copy of our bylaws contained in the filings we make with the SEC, which are available through our website at www.oncosec.com or through the SEC’s website at www.sec.gov.

We will not entertain any director nominations or other proposal at the Annual Meeting or at our 2019 annual meeting of stockholders that do not meet the requirements set forth in our Bylaws. Further, if we comply and the stockholder does not comply with the requirements of Rule 14a-4(c)(2) under the Exchange Act, we may exercise discretionary voting authority under proxies that we solicit to vote in accordance with our best judgment on any such stockholder proposal or director nominee.

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Other Business at the Annual Meeting

The Board of Directors is not aware of any matter to be presented at the Annual Meeting that is not listed on the Notice of Annual Meeting of Stockholders and discussed in this Proxy Statement. If other matters should properly come before the Annual Meeting, the persons named in the accompanying proxy intend to vote all proxies in accordance with the recommendation of the Board or, if no such recommendation is given, in their own discretion.

By order of the Board of Directors,

/s/ Daniel J. O’Connor
Daniel J. O’Connor
Chief Executive Officer and President

Pennington, NJ
November 8, 2018

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Appendix A

FORM OF

CERTIFICATE OF AMENDMENT TO

ARTICLES OF INCORPORATION

OF

ONCOSEC MEDICAL INCORPORATED

(Pursuant to NRS 78.385 and 78.390)

Pursuant to the provisions of the Nevada Revised Statutes, Chapter 78, the undersigned officer does hereby certify:

FIRST:	That the name of the Corporation is OncoSec Medical Incorporated (the “Corporation”).

SECOND:	That the directors of the Corporation unanimously adopted resolutions on October 19, 2018 which resolutions approved an amendment to the Corporation’s Articles of Incorporation (the “Articles”), subject to stockholder approval in accordance with NRS 78.390.

THIRD:	That the stockholders of the Corporation have approved the following amendment to the Articles pursuant to NRS 78.385 and NRS 78.390, such amendment to become effective immediately upon filing with the Nevada Secretary of State:

The Corporation is authorized to issue 2 classes of stock designated, respectively, “Common Stock” and “Preferred Stock.” The number of shares of Common Stock this Corporation is authorized to issue is 160,000,000 (par value per share equal to $0.0001), and the number of shares of Preferred Stock this Corporation is authorized to issue is 10,000,000 (par value per share equal to $0.0001).

The following is a statement of the rights, preferences, privileges and restrictions granted to or imposed upon each class of shares of the capital stock of the Corporation and the holders thereof.

A. COMMON STOCK

1. General. The voting, dividend and liquidation rights of the holders of the Common Stock are subject to and qualified by the rights, preferences, privileges and restrictions of the holders of the Preferred Stock, if any, as determined by the Board of Directors pursuant to Subsection (B) below with respect to any series of Preferred Stock.

2. Voting. The holders of the Common Stock are entitled to 1 vote for each share of Common Stock held at all meetings of shareholders (and written actions in lieu of meetings); provided, however, that, except as otherwise required by law, holders of Common Stock, as such, shall not be entitled to vote on the creation, issuance or reissuance of any class or series of Preferred Stock by the Corporation pursuant to Subsection (B) below, whether pursuant to an amendment to the Articles, the filing of a certificate of designation, or otherwise, or on any amendment to the Articles, or any certificate of designation, that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such series of Preferred Stock are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to the Articles, a certificate of designation, applicable law or otherwise.

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3. Authorization of Additional Shares. The Corporation shall from time to time, without further approval of the shareholders, increase the authorized number of the shares of its Common Stock if at any time the number of shares of Common Stock remaining unissued and available for issuance shall not be sufficient to permit the conversion of any Preferred Stock or the exercise of options for Common Stock granted by the Corporation.

B. PREFERRED STOCK

1. Issuance and Reissuance. Preferred Stock may be issued from time to time in one or more series, each of such series to consist of such number of shares and to have such rights, privileges, preferences and restrictions as stated or expressed in the resolution or resolutions providing for the creation and issuance of such series adopted by the Board of Directors of the Corporation as hereinafter provided. Any shares of Preferred Stock which may be redeemed, purchased or acquired by the Corporation may be reissued except as otherwise provided by law or by the terms of any series of Preferred Stock.

2. Blank Check Preferred Stock. Authority is hereby expressly granted to the Board of Directors from time to time to issue the Preferred Stock in one or more series, and in connection with the creation of any such series, by resolution or resolutions to designate and to fix the number of shares of any such series and to determine and fix such voting powers, full or limited, or no voting powers, and such other rights, privileges, preferences, designations, limitations and restrictions of any wholly unissued series, including, without limitation thereof, dividend rights, special voting rights, conversion rights, redemption privileges and liquidation preferences, as shall be stated and expressed in such resolutions, all to the full extent now or hereafter permitted by Chapter 78 of the Nevada Revised Statutes. Authority is hereby expressly granted to the Board of Directors to, upon the creation of any such series of Preferred Stock, file a certificate of designation for such series of Preferred Stock as provided by law. Without limiting the generality of the foregoing, and subject to the rights of any series of Preferred Stock then outstanding, the resolutions providing for the creation and issuance of any series of Preferred Stock may provide that such series shall be superior or rank equally or be junior to the Preferred Stock of any other series to the full extent now or hereafter permitted by Chapter 78 of the Nevada Revised Statutes. The Board of Directors, within the limits stated in any resolution of the Board of Directors originally fixing the number of shares constituting any series, may increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series subsequent to the issue of shares of that series.

IN WITNESS WHEREOF, this Certificate of Amendment to the Articles of Incorporation of OncoSec Medical Incorporated, is executed as of December 18, 2018.

Daniel J. O’Connor
Chief Executive Officer and President

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